Exhibit 99(i)
                                                                    Page 1 of 1

                        CONNECTICUT NATURAL GAS CORPORATION
                                    Form S-3/A
                                  Amendment No. 1
                                        to

                        Registration Statement on Form S-3
                                   Exhibit Index

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
                                                                                Document
         Item                            Description                          Description
         ----                            -----------                          -----------
         99(i)      Exhibit Index                                               EX-99.1

         23(i)      Consent of Independent Public Accountants                   EX-23.1


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